As filed with the Securities and Exchange Commission on April 26, 2007
File No.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10
GENERAL FORM FOR REGISTRATION OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF
THE SECURITIES EXCHANGE ACT OF 1934

HAMILTON BEACH, INC.
(Exact name of registrant as specified in its charter)

Delaware	54-1561798
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

4421 Waterfront Drive	23060
Glen Allen, Virginia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (804) 273-9777

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which
to be so Registered	Each Class is to be Registered

Class A Common Stock, par value $0.01 per share	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

Class B Common Stock, par value $0.01 per share
(Title of Class)

Item 1.	Business.

The information required by this item is contained in the sections entitled “The Spin-Off,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business of Hamilton Beach,” “The Spin-Off Agreement,” “Other Agreements,” “Unaudited Pro Forma Condensed Financial Data of Hamilton Beach” and “Where You Can Find More Information” in the information statement attached hereto as Exhibit 99.1 (the “Information Statement”), and such sections of the Information Statement are incorporated herein by reference thereto.

Item 1A.  Risk Factors.

The information required by this item is contained in the section entitled “Risk Factors” in the Information Statement, and such section of the Information Statement is incorporated herein by reference thereto.

Item 2.	Financial Information.

The information required by this item is contained in the sections entitled “Financial Summary,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Unaudited Pro Forma Condensed Financial Data of Hamilton Beach” in the Information Statement, and such sections of the Information Statement are incorporated herein by reference thereto.

Item 3.	Properties.

The information required by this item is contained in the section entitled “Business of Hamilton Beach — Properties” in the Information Statement, and such section of the Information Statement is incorporated herein by reference thereto.

Item 4.	Security Ownership of Certain Beneficial Owners and Management.

The information required by this item is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the Information Statement, and such section of the Information Statement is incorporated herein by reference thereto.

Item 5.	Directors and Executive Officers.

The information required by this item is contained in the sections entitled “The Spin-Off — Management of Hamilton Beach after the Spin-Off,” “The Spin-Off — Hamilton Beach Board after the Spin-Off,” “The Spin-Off — Interests of Hamilton Beach Directors and Executive Officers in the Spin-Off,” “Security Ownership of Certain Beneficial Owners and Management,” “Management — Executive Officers of Hamilton Beach” and “Management — Directors of Hamilton Beach” in the Information Statement, and such sections of the Information Statement are incorporated herein by reference thereto.

Item 6.	Executive Compensation.

The information required by this item is contained in the sections entitled “Management — Compensation of Directors,” “Management — Hamilton Beach Executive Compensation” and “Management — Compensation of Hamilton Beach’s Named Executive Officers” in the Information Statement, and such sections of the Information Statement are incorporated herein by reference thereto.

Item 7.	Certain Relationships and Related Transactions, and Director Independence.

The information required by this item is contained in the sections entitled “The Spin-Off — Interests of Hamilton Beach Directors and Executive Officers in the Spin-Off,” “Management — Directors of Hamilton Beach,” “Management — Directors’ Meetings and Committees,” “Management — Corporate Governance” and “Indemnification of Directors and Officers” in the Information Statement, and such sections of the Information Statement are incorporated herein by reference thereto.

Item 8.	Legal Proceedings.

The information required by this item is contained in the section entitled “Business of Hamilton Beach — Legal Proceedings” in the Information Statement, and such section of the Information Statement is incorporated herein by reference thereto.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The information required by this item is contained in the sections entitled “The Spin-Off — Ownership of Hamilton Beach after the Spin-Off,” “The Spin-Off — Listing of Hamilton Beach Common Stock,” “The Spin-Off — Market for Hamilton Beach Common Stock,” “Market Price Information and Dividend Policy” and “Description of Capital Stock of Hamilton Beach after the Spin-Off” in the Information Statement, and such sections of the Information Statement are incorporated herein by reference thereto.

Item 10.	Recent Sales of Unregistered Securities.

None.

Item 11.	Description of Registrant’s Securities to be Registered.

The information required by this item is contained in the section entitled “Description of Capital Stock of Hamilton Beach after the Spin-Off” in the Information Statement, and such section of the Information Statement is incorporated herein by reference thereto.

Item 12.	Indemnification of Directors and Officers.

The information required by this item is contained in the section entitled “Indemnification of Directors and Officers” in the Information Statement, and such section of the Information Statement is incorporated herein by reference thereto.

Item 13.	Financial Statements and Supplementary Data.

The information required by this item is contained in the sections entitled “Financial Summary,” “Unaudited Pro Forma Condensed Financial Data of Hamilton Beach” and “Index to Financial Statements,” including HB-PS Holding Company, Inc.’s (now known as Hamilton Beach, Inc.) Audited Consolidated Financial Statements and the related notes and schedules thereto, in the Information Statement, and such sections of the Information Statement are incorporated herein by reference thereto.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15.	Financial Statements and Exhibits.

(a) Financial Statements.  The information required by this item is contained in “Index to Financial Statements,” and such section of the Information Statement is incorporated herein by reference thereto.

(b) Exhibits.  The following documents are furnished as exhibits hereto:

Exhibit		Description

2.1		Spin-Off Agreement, dated April 25, 2007, among NACCO Industries, Inc., Housewares Holding Company, Hamilton Beach, Inc. and Hamilton Beach/Proctor-Silex, Inc.
3.1		Amended and Restated Certificate of Incorporation of Hamilton Beach, Inc., as amended.
3.2		Amended and Restated Bylaws of Hamilton Beach, Inc.
4	.1*	Specimen of Hamilton Beach, Inc. Class A Common Stock certificate.
4	.2*	Specimen of Hamilton Beach, Inc. Class B Common Stock certificate.

Exhibit	Description

10.1	Guaranty Agreement, dated as of December 17, 2002, executed by Hamilton Beach/Proctor-Silex, Inc. in favor of Wachovia National Association, as Administrative Agent, and ABN AMROBank N.V., Canadian Branch, as Canadian Agent, and the Lenders, for the benefit of Proctor-Silex Canada, Inc. is incorporated herein by reference to Exhibit 10.1 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.2	Pledge Agreement, dated as of December 17, 2002, by and among Hamilton Beach/Proctor-Silex, Inc. and Wachovia National Association, as Administrative Agent (100% of stock of Hamilton Beach/Proctor-Silex, Inc.) is incorporated herein by reference to Exhibit 10.2 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.3	Pledge Agreement, dated as of December 17, 2002, by and Hamilton Beach/Proctor-Silex, Inc. and Wachovia National Association, as Administrative Agent (65% of stock of each of Proctor-Silex Canada, Inc., Grupo HB/PS, S.A. de C.V., Hamilton Beach/Proctor-Silex de Mexico, S.A. de C.V., and Hamilton Beach/Proctor-Silex, S.A. de C.V. and 100% of Altoona Services, Inc.) is incorporated herein by reference to Exhibit 10.3 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.4	Credit Agreement, dated as of December 17, 2002, among Hamilton Beach/Proctor-Silex, Inc. and Hamilton Beach/Proctor-Silex Canada, Inc., as Borrowers, each of the Financial Institutions initially a signatory, as Lenders, Wachovia National Association, as Administrative Agent, ABN AMRO Bank N.V., Canadian Branch, as Canadian Agent, Key Bank, National Association, as Syndication Agent, Fleet Capital Corporation, as Documentation Agent, LaSalle Business Credit, Inc., as Documentation Agent, and National City Commercial Finance, Inc., as Documentation Agent is incorporated herein by reference to Exhibit 10.4 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.5	Security Agreement, dated as of December 17, 2002, between Hamilton Beach/Proctor-Silex, Inc. and Wachovia National Association, as Administrative Agent is incorporated herein by reference to Exhibit 10.5 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.6	Security Agreement, dated as of December 17, 2002, between Hamilton Beach/Proctor-Silex, Inc. Canada, Inc., Wachovia National Association, as Administrative Agent, and ABN AMRO Bank N.V., Canadian Branch, as Canadian Agent is incorporated herein by reference to Exhibit 10.6 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.7	The Hamilton Beach/Proctor-Silex, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005, is incorporated herein by reference to Exhibit 10.7 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed on April 1, 2005, Commission File Number 1-9172.
10.8	First Amendment, dated as of June 29, 2004, to the Credit Agreement, dated as of December 17, 2002, among Hamilton Beach/Proctor-Silex, Inc. and Proctor-Silex Canada, Inc., as Borrowers, each of the Financial Institutions initially a signatory, as Lenders, Wachovia National Association, as Administrative Agent, ABN AMRO Bank N.V., Canadian Branch, as Canadian Agent, Key Bank, National Association, as Syndication Agent, Fleet Capital Corporation, as Documentation Agent, LaSalle Business Credit, Inc., as Documentation Agent, and National City Business Credit, Inc., as Documentation Agent is incorporated herein by reference to Exhibit 10.8 to NACCO Industries, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File Number 1-9172.
10.9	The Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) is incorporated herein by reference to Exhibit 10.9 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Commission File Number 1-9172.
10.10	Amendment No. 1, dated as of December 21, 2001, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) is incorporated herein by reference to Exhibit 10.10 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Commission File Number 1-9172.

Exhibit		Description

10.11		Amendment No. 2, dated as of May 8, 2003, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) is incorporated herein by reference to Exhibit 10.11 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, Commission File Number 1-9172.
10.12		Amendment No. 3, dated as of March 24, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001), effective January 1, 2004, is incorporated herein by reference to Exhibit 10.12 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, Commission File Number 1-9172.
10.13		Amendment No. 4, dated as of December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) with respect to the American Jobs Creation Act of 2004, effective January 1, 2005, is incorporated herein by reference to Exhibit 10.13 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on December 29, 2004, Commission File Number 1-9172.
10.14		Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2003) is incorporated herein by reference to Exhibit 10.14 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.15		Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (effective January 1, 2003) is incorporated herein by reference to Exhibit 10.15 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.16		Amendment No. 1, dated December 28, 2004, to Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005, is incorporated herein by reference to Exhibit 10.16 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on December 29, 2004, Commission File Number 1-9172.
10.17		Amendment No. 1, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005, is incorporated herein by reference to Exhibit 10.17 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on December 29, 2004, Commission File Number 1-9172.
10.18		Second Amendment to Credit Agreement, dated as of June 23, 2005, among Hamilton Beach/Proctor-Silex, Inc., the Lenders named therein and Wachovia Bank, as Agent, is incorporated herein by reference to Exhibit 10.18 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on June 24, 2005, Commission File Number 1-9172.
10.19		The Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.19 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.
10.20		Amendment No. 1 to the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.20 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.
10.21		The Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.21 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.
10.22		The Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.22 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.
10	.23*	Form of Trademark License Agreement between Hamilton Beach/Proctor-Silex, Inc. and The Kitchen Collection, Inc.

Exhibit		Description

10	.24*	Form of Transition Services Agreement among NACCO Industries, Inc., Hamilton Beach, Inc. and The Kitchen Collection, Inc.
21.1		Subsidiaries of Hamilton Beach, Inc.
99.1		Information Statement of Hamilton Beach, Inc.

*	To be filed by amendment

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

HAMILTON BEACH, INC.
(Registrant)

By:	/s/ Kathleen L. Diller
Kathleen L. Diller, Esq.
Vice President, General Counsel and Secretary

Date: April 26, 2007

Exhibit Index to Form 10 Registration Statement

Exhibit		Description

2.1		Spin-Off Agreement, dated April 25, 2007, among NACCO Industries, Inc., Housewares Holding Company, Hamilton Beach, Inc. and Hamilton Beach/Proctor-Silex, Inc.
3.1		Amended and Restated Certificate of Incorporation of Hamilton Beach, Inc., as amended.
3.2		Amended and Restated Bylaws of Hamilton Beach, Inc.
4	.1*	Specimen of Hamilton Beach, Inc. Class A Common Stock certificate.
4	.2*	Specimen of Hamilton Beach, Inc. Class B Common Stock certificate.
10.1		Guaranty Agreement, dated as of December 17, 2002, executed by Hamilton Beach/Proctor-Silex, Inc. in favor of Wachovia National Association, as Administrative Agent, and ABN AMROBank N.V., Canadian Branch, as Canadian Agent, and the Lenders, for the benefit of Proctor-Silex Canada, Inc. is incorporated herein by reference to Exhibit 10.1 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.2		Pledge Agreement, dated as of December 17, 2002, by and among Hamilton Beach/Proctor-Silex, Inc. and Wachovia National Association, as Administrative Agent (100% of stock of Hamilton Beach/Proctor-Silex, Inc.) is incorporated herein by reference to Exhibit 10.2 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.3		Pledge Agreement, dated as of December 17, 2002, by and Hamilton Beach/Proctor-Silex, Inc. and Wachovia National Association, as Administrative Agent (65% of stock of each of Proctor-Silex Canada, Inc., Grupo HB/PS, S.A. de C.V., Hamilton Beach/Proctor-Silex de Mexico, S.A. de C.V., and Hamilton Beach/Proctor-Silex, S.A. de C.V. and 100% of Altoona Services, Inc.) is incorporated herein by reference to Exhibit 10.3 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.4		Credit Agreement, dated as of December 17, 2002, among Hamilton Beach/Proctor-Silex, Inc. and Hamilton Beach/Proctor-Silex Canada, Inc., as Borrowers, each of the Financial Institutions initially a signatory, as Lenders, Wachovia National Association, as Administrative Agent, ABN AMRO Bank N.V., Canadian Branch, as Canadian Agent, Key Bank, National Association, as Syndication Agent, Fleet Capital Corporation, as Documentation Agent, LaSalle Business Credit, Inc., as Documentation Agent, and National City Commercial Finance, Inc., as Documentation Agent is incorporated herein by reference to Exhibit 10.4 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.5		Security Agreement, dated as of December 17, 2002, between Hamilton Beach/Proctor-Silex, Inc. and Wachovia National Association, as Administrative Agent is incorporated herein by reference to Exhibit 10.5 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.6		Security Agreement, dated as of December 17, 2002, between Hamilton Beach/Proctor-Silex, Inc. Canada, Inc., Wachovia National Association, as Administrative Agent, and ABN AMRO Bank N.V., Canadian Branch, as Canadian Agent is incorporated herein by reference to Exhibit 10.6 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.7		The Hamilton Beach/Proctor-Silex, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005, is incorporated herein by reference to Exhibit 10.7 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed on April 1, 2005, Commission File Number 1-9172.
10.8		First Amendment, dated as of June 29, 2004, to the Credit Agreement, dated as of December 17, 2002, among Hamilton Beach/Proctor-Silex, Inc. and Proctor-Silex Canada, Inc., as Borrowers, each of the Financial Institutions initially a signatory, as Lenders, Wachovia National Association, as Administrative Agent, ABN AMRO Bank N.V., Canadian Branch, as Canadian Agent, Key Bank, National Association, as Syndication Agent, Fleet Capital Corporation, as Documentation Agent, LaSalle Business Credit, Inc., as Documentation Agent, and National City Business Credit, Inc., as Documentation Agent is incorporated herein by reference to Exhibit 10.8 to NACCO Industries, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File Number 1-9172.
10.9		The Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) is incorporated herein by reference to Exhibit 10.9 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Commission File Number 1-9172.

Exhibit	Description

10.10	Amendment No. 1, dated as of December 21, 2001, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) is incorporated herein by reference to Exhibit 10.10 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Commission File Number 1-9172.
10.11	Amendment No. 2, dated as of May 8, 2003, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) is incorporated herein by reference to Exhibit 10.11 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, Commission File Number 1-9172.
10.12	Amendment No. 3, dated as of March 24, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001), effective January 1, 2004, is incorporated herein by reference to Exhibit 10.12 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, Commission File Number 1-9172.
10.13	Amendment No. 4, dated as of December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective October 1, 2001) with respect to the American Jobs Creation Act of 2004, effective January 1, 2005, is incorporated herein by reference to Exhibit 10.13 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on December 29, 2004, Commission File Number 1-9172.
10.14	Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2003) is incorporated herein by reference to Exhibit 10.14 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.15	Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (effective January 1, 2003) is incorporated herein by reference to Exhibit 10.15 to NACCO Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Commission File Number 1-9172.
10.16	Amendment No. 1, dated December 28, 2004, to Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005, is incorporated herein by reference to Exhibit 10.16 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on December 29, 2004, Commission File Number 1-9172.
10.17	Amendment No. 1, dated December 28, 2004, to the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (effective as of January 1, 2003) with respect to the American Jobs Creation Act of 2004, effective as of January 1, 2005, is incorporated herein by reference to Exhibit 10.17 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on December 29, 2004, Commission File Number 1-9172.
10.18	Second Amendment to Credit Agreement, dated as of June 23, 2005, among Hamilton Beach/Proctor-Silex, Inc., the Lenders named therein and Wachovia Bank, as Agent, is incorporated herein by reference to Exhibit 10.18 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on June 24, 2005, Commission File Number 1-9172.
10.19	The Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.19 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.
10.20	Amendment No. 1 to the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.20 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.
10.21	The Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.21 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.
10.22	The Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005) is incorporated herein by reference to Exhibit 10.22 to NACCO Industries, Inc.’s Current Report on Form 8-K, filed by NACCO Industries, Inc. on February 9, 2006, Commission File Number 1-9172.

Exhibit		Description

10	.23*	Form of Trademark License Agreement between Hamilton Beach/Proctor-Silex, Inc. and The Kitchen Collection, Inc.
10	.24*	Form of Transition Services Agreement among NACCO Industries, Inc., Hamilton Beach, Inc. and The Kitchen Collection, Inc.
21.1		Subsidiaries of Hamilton Beach, Inc.
99.1		Information Statement of Hamilton Beach, Inc.

*	To be filed by amendment